UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  December 10, 2015

INTEGRATED FREIGHT CORPORATION
 (Exact name of registrant as specified in its charter)

Florida	000-14273	84-0868815
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Lake Avenue Extension - Box 208
Danbury, Connecticut 06811
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 628-7142

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 10, 2015, the Commission entered an administrative order denying  DKM Certified Public Accountants of Clearwater, Florida, the privilege of practicing before the Commission as an accountant.  DKM Certified Public Accountants was our independent audit firm for our fiscal years ended March 31, 2013 and 2014.  DKM Certified Public Accountants resigned as our independent audit firm on July 10, 2015.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 4, 2016, we issued a press release regarding our engagement of Stevenson & Company CPAs LLC as our independent auditor and the termination of the privilege of our former independent auditor, DKM Certified Public Accountants, to practice before the Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99	Press Release – March 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED FREIGHT CORPORATION

/s/ David Fuselier
David Fuselier
Chief Executive Officer

March  4, 2016